NEWS OF CHINA INC

OFFERING CIRCULAR

AND

SUBSCRIPTION AGREEMENT

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This Subscription Agreement (the “Agreement”) is made by and between News of China Inc., a Delaware corporation (the “Company” or “NFC”) and the undersigned person (the “Investor”) who is subscribing hereby for the Company's securities set forth below. In consideration of the Company's agreement to sell the securities to the Investor, upon the terms and conditions and based on the disclosure set forth herein, the Investor and the Company agree and represent as follows:

A.    DISCLOSURE REGARDING THE OFFERING

THE SECURITIES BEING OFFERED BY THE COMPANY INVOLVE A HIGH DEGREE OF RISK AND NO PERSON SHOULD INVEST WHO CANNOT AFFORD TO LOSE HIS ENTIRE INVESTMENT. SEE SECTION B FOR RISK FACTORS REGARDING THE COMPANY.

ALL MONETARY AMOUNTS ARE EXPRESSED IN THE CURRENCY OF THE UNITED STATES OF AMERICA.

The Company hereby offers to sell no less than five hundred thousand (500,000), (the “Minimum”), up to five million (5,000,000), (the “Maximum”) shares of Class A ordinary shares (the “Shares”) at a price of ten cents ($0.10) per share for an aggregate of no less than fifty thousand dollars ($50,000) , up to five hundred thousand dollars ($500,000).

This share offering, (the “Offering”), is being made by the Company through its Officers, Directors and stockholders. The Company will hold a closing and issue the Shares subscribed for upon the receipt and acceptance of the Minimum subscriptions; thereafter the Company will hold additional closings when it receives and accepts subscriptions for additional Shares. All subscriptions may be rejected, in whole or in part, at the sole discretion of the Company.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION. NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MARCH 1ST, 2006

IN THE UNITED STATES, THE SHARES MAY BE OFFERED AND SOLD ONLY IN THOSE STATES IN WHICH THIS OFFERING IS QUALIFIED. PRESENTLY, THE OFFERING IS QUALIFIED OR EXEMPT ONLY IN THE STATES OF OHIO, FLORIDA AND NEW YORK. THE COMPANY WILL AMEND THIS OFFERING CIRCULAR FOR THE PURPOSE OF DISCLOSING ADDITIONAL STATES, IF ANY, IN WHICH THE COMPANY'S SECURITIES MAY BE OFFERED.

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THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ARE BEING OFFERED PURSUANT TO AN EXEMPTION UNDER REGULATION S, PROMULGATED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (the “ACT”).

The Company expects to incur expenses in association with this Offering including filing, printing, legal, accounting, transfer agent and other fees estimated at about $20,000 (up to 15% commissions for contractors might be needed as an added expense). The net proceeds to the Company, after deducting all such estimated expenses in connection with the Offering, are expected to be $22,500-30,000 if the Minimum Offering is sold and about $405,000-480,000 if the maximum Offering is sold.

The Company is offering the Shares on a "best efforts, all or none" basis with respect to the first 500,000 Shares, and a "best efforts" basis with respect to the remaining 4,500,000 Shares. Closing of the offering could take place as late as four weeks after the maximum 90-day offering period. Once subscriptions for 500,000 Shares have been deposited, there will be an initial closing after which the offering will continue for the remaining 4,500,000 Shares on a "best efforts" basis subject to subsequent closings. There can be no assurance that any or all of the Shares being offered will be sold.

UPON SUBMISSION OF A COMPLETED SUBSCRIPTION AGREEMENT TO THE COMPANY, PAYMENT FOR THE SHARES SHOULD BE MADE EITHER BY WIRE TRANFER TO THE NEWS OF CHINA INC ACCOUNT AT TD CANADA TRUST, 8330 BOUL TASCHEREAU SUITE 400, BROSSARD, QUEBEC J4X 1C2, OR BY CHECK TO NEWS OF CHINA INC AT 1855 TALLEYRAND, SUITE 203A, BROSSARD, QUEBEC, CANADA J4W 2Y9.

OFFICERS, DIRECTORS AND SHAREHOLDERS OF THE COMPANY AND THEIR AFFILIATES MAY PURCHASE SHARES PURSUANT TO THIS OFFERING, INCLUDING SHARES TO REACH THE MINIMUM.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS CIRCULAR IN CONNECTION WITH THE OFFER BEING MADE HEREBY, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY.

THIS CIRCULAR DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE SECURITIES OFFERED HEREBY, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY SUCH SECURITIES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED.

PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS CIRCULAR AS

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LEGAL, INVESTMENT OR TAX ADVICE. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR ADVISORS AS TO LEGAL, INVESTMENT, TAX AND RELATED MATTERS CONCERNING AN INVESTMENT BY SUCH PROSPECTIVE INVESTORS IN THE COMPANY, ESPECIALLY, BUT WITHOUT LIMITATION, WITH REGARD TO SECTION 83 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THE STATEMENTS CONTAINED HEREIN ARE BASED ON INFORMATION BELIEVED BY THE COMPANY TO BE RELIABLE. NO WARRANTY CAN BE MADE AS TO THE ACCURACY OF SUCH INFORMATION OR THAT CIRCUMSTANCES HAVE NOT CHANGED SINCE THE DATE SUCH INFORMATION WAS SUPPLIED. NEITHER THE DELIVERY OF THIS CIRCULAR NOR ANY SALES HEREUNDER SHALL UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF.

IT IS THE RESPONSIBILITY OF ANY PERSON WISHING TO PURCHASE THE SHARES TO SATISFY HIMSELF AS TO THE FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES.

B. RISK FACTORS

The purchase of the Shares involves a high degree of risk, including, but not necessarily limited to, the risks described below. Before subscribing for Shares, each prospective investor should consider carefully the general investment risks enumerated elsewhere in this Agreement and the following risk factors, as well as the other information contained in this Agreement.

Limited Operating History

We have only commenced our business operations recently and we have a limited operating history. If we cannot successfully manage the risks normally faced by start-up companies, we may not achieve profitable operations and ultimately our business may fail.

We currently have no customers and generate no revenue. We have only limited marketing experience to develop customers. We have not entered into any agreements with any customers, as yet. There can be no assurance that we will ever be able to obtain contracts with a significant number of customers to generate meaningful revenues or achieve profitable operations.

Competition

The Company faces, and its profitability and prospects will be affected by, intense competition from other private, public and foreign enterprises worldwide with similar and superior capabilities. If we cannot compete with these enterprises effectively, our business will fail.

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Technology

The Company’s planned principal business is to provide an initiative online media solution to North America investors and investment institutions. This media will provide with them information and view from independent editors about Chinese companies, or companies whose main operations are in China, listed in a North American stock market. The Company’s future success is largely dependent on its ability to keep up with the technological development and the continuing success in market penetration. There is no guarantee that the Company will be able to keep abreast of the latest development and in the event that the Company fails to do so, its competitiveness and profitability may be adversely affected.

Government Regulations

Development of this media solution might be subject to the regulations of various national, state, and provincial authorities in various jurisdictions. To comply with the regulations the Company may face a variety of bureaucratic difficulties that may likely add extra financial burden to the Company. Moreover, a substantial proportion of the Company’s customers are located in the People’s Republic of China, where many laws and regulations are promulgated on broad principles. As the PRC legal system continues to develop, there can be no assurance that future changes in the legislation or the interpretation thereof will not have an adverse effect on the Company.

Dependence on Key Personnel

The success of the Company depends in large part upon the continued successful performance of its current officers and directors for the continued research, development, marketing and operation of the Company. Although the Company has employed, and will employ in the future, additional qualified employees as well as retaining consultants having significant experience, if current management and key personnel fail to perform any of their duties for any reason whatsoever, the ability the Company to market, operate and support its systems will be adversely affected. While the Company is located in areas where the available pool of people is substantial, there is significant competition for qualified personnel.

No Review of Offering Materials

The offer and sale of the Shares have not been registered under the Act, in reliance on exemptions pursuant to Regulation S promulgated under the Securities Act, 1933, as amended. . As a result, the Agreement has not been reviewed by the Securities and Exchange Commission nor by any state or provincial securities commission and prospective investors do not benefit from any additional disclosure or requirements, which might have been imposed by any of such Commissions.

No Market for the Shares.

The common shares of the Company are not currently listed or quoted on any established market and as such are not liquid and no assurance can be given that the shares will ever be listed or quoted, and even if they are, no guarantee can be given that a useful market for the shares will develop.

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Penny Stock Regulation with Respect to the Shares

Broker-dealer practices in connection with transactions in "penny stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and, if the broker dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, broker-dealers who sell such securities to persons other than established customers and accredited investors (generally, those persons with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse), must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. Consequently, these requirements may have the effect of reducing the level of trading activity in the secondary market for a security that becomes subject to the penny stock rules. The Shares are subject to the penny stock rules and investors in this Offering, upon conversion of the Shares may find it more difficult to sell their securities.

Forward-Looking Statements

The information herein contains forward-looking statements that involve a number of risks and uncertainties. A number of factors could cause actual results, performance, achievements of the Company, or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These factors include, but are not limited to, the competitive environment, inflation, changes in costs of goods and services, economic conditions in general and in the Company’s business, demographic changes, changes in the availability of and terms of financing to fund the anticipated growth of the Company’s business, the ability to attract and retain qualified personnel, changes in the Company’s capital expenditure plans, and other factors referenced herein. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

C.    DISCLOSURE REGARDING THE COMPANY

The Company

News of China Inc is a Delaware corporation founded on October 11, 2005. The company’s business objective is to provide an initiative online media solution to North America investors and investment institutions. This media

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solution will provide with them news, information and independent views from independent editors about Chinese concept companies listed in a North America stock market. Chinese concept companies refer to North America listed companies whose main operations are located in China. North American stock markets refer to NYSE, NASDAQ, AMEX, OTCBB, Pink Sheets, TSX, CDNX and CNQ.

Our business revenue will be mainly from advertisement services for Chinese concept companies. Payment of these services can be made either by cash or free-trading or restricted stocks of these companies.

The goal of the Company is to establish itself as a major media in providing news, information and independent views from independent editors about Chinese concept companies, by bringing together its network of financing sources, management expertise, the latest proprietary techniques and extensive local contacts.

Business Strategy

In addition to providing an initiative media solution, the company also plans to develop its business through acquisitions and/or joint ventures with local participants, in which the Company will have substantial equity and management control. Priority will be given to the more advanced online media relating to our business. With profit potential adequately demonstrated and funding available, a profitable operation can be seen in as quick as twelve months. The short-term goal is to achieve OTCBB listing, software development of the planned online media, and data collection of our potential audience and customers and to maintain connection with them.

Accomplishment To-Date

As its initial foray into the business, the Company has engaged personnel in the development of the software solution of the planned online media. The software is expected to be ready by August, 2006. We have registered the domain name, newsofchina.com, and acquired web hosting capacity through an online web hosting service provider. Personnel have also been engaged in potential audience and customers’ data collection and to maintain connection with them. To date, we have found over 330 Chinese concept companies listed in North America stock markets. We are currently processing data such as company profile, contacts, management team, financials, and ratios etc.

At the same time, the Company has done necessary market researches and is recruiting necessary personnel and raising further funds to build and maintain an independent author team and marketing capacity. The Company is expected to raise funds for its next stage development by private placement. Since the Company’s efforts for the immediate term will be directed to the generation of funds to support the regulatory compliance for OTCBB listing, the Company is currently focusing its endeavor on recruiting the contractors to solely engage in fundraising by private placement.

Project Strategy

Currently, we have found over 330 Chinese concept companies, which are mainly listed in NYSE, NASDAQ OTCBB and Pink Sheets stock markets. Due to the inefficiency of China’s capital market, more and more Chinese companies are seeking ways to go public in North America to raise capital needed to cope with the fast growing

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economy of China. Stock exchanges in Canada and the United States also expressed their interests in attracting more Chinese companies. Bob Greifeld, CEO of NASDAQ, said during his business trip to China that NASDAQ plans to attract 2000 Chinese companies to be listed in NASDAQ. However, contrary to the fast growing number of Chinese listed companies, there is no knowing established media specialized in providing information of these companies. Due to information asymmetry between China and North America, many of these companies, especially small companies, either stay unknown to investors and financial institutions, or are featured with high speculation. Their stock price is either largely undervalued or suffers high degree of fluctuation. Occasionally, these companies also have non-standard practices to keep investors and institutions away from their stocks. Consequently, these companies are hard to get refinancing from the capital market; their original intention to raise needed capital for their business development is compromised.

China is the one of the fastest growth economy in the world. Chinese concept companies represent some of the best investments in the market today. But they are often ignored by pension fund, mutual fund and other portfolio managers because their prospects and stories are not known or appreciated by the right people, individuals with the authority and means to make investment decisions. The irony is these same fund managers are often desperate for investment ideas that will strengthen the portfolios for which they hold fiduciary responsibility. But these managers are uncomfortable investing in companies they don't know or properly understand.

Our proposed media solution will bridge the information gap and the needs between these Chinese companies and institutions. We will provide news, data and independent view to investors and institutions. We will provide truth to enable investors and institutions to separate apart good from bad investments. We will leverage the newest technology such as e-Video, e-Audio to connect the CEOs and management teams of Chinese concept companies with investors and institutions. We will provide timely information through our reporters and our e-Newsletters, and e-Alerts. We will also design a best practice for these companies to standardize their behavior to facilitate their conformity of regulations and make their stock more attractive to investors and institutions.

Our business revenue will be mainly from promotion, advertisement and investors’ relationship services for Chinese concept companies. Payment of these services can be made either by cash or free-trading or restricted stocks of these companies.

The Company and partners have conducted preliminary market research and evaluation work, and will be conducting further due diligent and marketing feasibility studies. To realize our planned business, the Company will require at least $ 300,000-1,000,000 of financing over the next 1-2 years.

Management Team

The Company believes that its most valuable asset is its strong management team composed of highly skillful, professional team members. Many members are former senior executives of major international companies with experiences in all aspects of corporation development and operations, including finance, M&A, listing, technology development, marketing and sales, as well as regulatory filing and. Equally important is that the management team

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consists specialists in online media development, which enables the Company to keep the focus on the advances of our media solution with greatest market values. Some members have working experiences in China. They have the language and cultural experience, and key contacts and networks to enable the Company to exploit the sizable market and low cost advantages of this country and operate comfortably and effectively in China in dealing with its bureaucracy.

Chenxi Shi, MBA, Director, Corporate Development and Global Strategy

Mr. Chenxi Shi received a Bsc in computer science from Northern Jiaotong University, and one of the first MBAs from Peking University. Mr. Shi has over 10 years working experience in computer technology and business management. He has held various technical and managerial positions from entry level to the corporate senior. He has knowledge and experiences in trainings (technology and management), R& D strategy development and management, and marketing promotions. His particular financial experiences (Merge & Acquisition) are demonstrated by his past success in bringing fast growth/expansion of operations to several small companies/businesses through financing/ public listing/M&A. He has worked in Northern Jiaotong University, Beijing Jiada Technologies Company, China Huacheng Group, Legend Group and Investors Group.

Zhen Cheng, Associate Professor, Marketing Specialist

Ms. Cheng obtained her Bachelor degree of Economics from Wuhan University, and her Master degree in Management Science and Engineering from Wuhan University of Technology. She is currently an associate professor in marketing, in the School of Business Administration, Shanxi University of Finance & Economics. She has worked as Manager of the import department in Tiger Industrial Co,. Ltd, Vice President in marketing development and Major customer relationship in Known-CN HIGH-TECH Industrial, CO., LTD, Vice President in marketing development and Major customer relationship in Shanxi Zozida International Trade CO.,LTD, and Vice President in marketing in Shanxi Huiyin Investment CO.,LTD.

Zibing Zhang - MBA, Finance and Software Specialist, Entrepreneur

Mr. Zhang holds a B.E. Degree in the Management School of Dalian University of Technology and MBA degree in McGill University. During his years of career, He had held important positions in Liaoning Textile Import and Export Corp., ZTE Telecom, and Investors Group and gained intensive experience in business management and finance field. Mr. Zhang also has extensive experience as an entrepreneur and was the founder and president of Holyworks Corp., a company specialized in software and pre-press technologies development. He is also Microsoft Certified Software Developer, System engineer and Database Administrator and has provided software solutions to various companies in industries.

Dongdong Yang, Online media software specialist

Mr. Dongdong Yang was a senior Internet media software specialist. He joined Jupiter Media Corp., headquartered in Darien, Connecticut, USA, in 1999 when the company was just spinned off from Penton Media Corp under the name

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of Internet.Com. Jupiter Media is the leader in the business to business online portal segment. After going through dotcom bubble burst, the company has proved it self a winner and now expanded into fields such as digital image, research for information technology. It operates more than 100 content rich websites. As one of the leading software solution developer in the company, he designed and implemented most of the content management system and content delivery system. Before Jupiter Media, he worked in NameSecure.com, LLC, California, USA. NameSecure.com is a IT company specializing in domain name registration and web hosting business. As a system administrator, he mainly deals with Apache, DNS, MySQL, and Sendmail Servers. Mr. Yang got his Master of Computer Science degree in University of Bridgeport, USA and Master of Education degree in Beijing Universtiy of P.E., China. Currently he is enrolled in the MBA program concentrated in finance in McGill University, Canada and is expected to get his MBA degree in April, 2007.

Zhenyu, Chen, MBA, Project Management Specialist

Previously, Mr. Chen was a project manager in Nova Technology. The company provided ERP system development and CRM service to local corporations. Before joining Nova Technology, Mr. Chen worked for Mitsui Group and DTK Computer Co., Ltd. Mr. Chen has extensive knowledge and experiences in IT technology, project management, new product development and sales force management.  Mr. Chen graduated from Shanghai Fudan University in 1992 with a B.S. degree in Applied Mathematics and graduated from HEC in 2004 with an MBA.

Competitive Edge

The Company believes that it can compete very effectively due to its ability to fit into business conditions of its market niche in online media industry, due to its highly competitive management team and its competitive business model. Unlike many of its competitors, the Company is flexible and able to move quickly in the rapidly changing market. The knowledge and experience will further add to this competitive edge.

Work-In-Progress

Because the Company currently will focus on generating enough funds for our first stage development and to support the regulatory compliance for public listing, the Company is now recruiting fundraising contractors to be solely engaged in fundraising via private placement and to support the regulatory compliance of OTCBB listing.

The Company is currently developing the online media software. The software is expected to be ready by August, 2006. We have registered the domain name, newsofchina.com, and acquired web hosting capacity through an online web hosting service provider. To date, we have found over 330 Chinese concept companies listed in North America stock markets. We are currently processing data such as company profile, contacts, management team, financials, and ratios etc. At the same time, the Company is recruiting necessary personnel and raising further funds to build and maintain an independent author team and marketing capacity. The Company is also doing necessary networking and market researches to facilitate its next stage development.

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Financials

Detailed financial analysis of online media business in our market niche shows that this business has good profit prospects. Our revenue will be mainly from advertisement and service fees of China-linked listed companies. To date, there are no known parties providing media service as such. The current situation presents an ideal opportunity for NFC to take an equity positions in the industry.

D. DILUTION

The Certificate of Incorporation of the Company currently authorizes the issuance of 50,000,000 shares of Common Stock. The Company as of March 31, 2006 has 9,500,000 shares of its Common Stock outstanding held by the Company’s founder, Aventech Capital Inc.

Holders of the common shares have the same voting right. Each common share shall be entitled to one vote on all matters subject to shareholders’ vote.

If all the Shares are offered hereby are purchased and subsequently converted to common, the investors in this Offering will own in the aggregate, approximately 5% of the outstanding Common Stock if the minimum is sold, or 34.5% if the maximum is sold.

E. USE OF PROCEEDS

The funds from the Offering will be used to develop online media software; hire necessary personnel; maintain an independent author team and build necessary marketing capacity. The proceeds will also be used to pay for corporate expenses; recruit the contractors for initial private placements including trainings; conduct due diligent studies on the regulatory and marketing feasibility for the Project; pay fees relate to public listing on OTCBB, including regulatory compliance, accounting, auditing, filing and other expenses; complete a detailed feasibility study; and travel and miscellaneous expenses.

F. SUBSCRIPTION

The Investor subscribes for the amount of Shares and at the purchase price set forth on the signature page of this Subscription Agreement. Simultaneously with the delivery of this Subscription Agreement, the Investor is also delivering the entire purchase price, which shall be paid subject to collection, or by wire transfer, made payable to the order of the Company.

The Investor understands that the payment accompanying this Subscription Agreement (if accepted by the Company) will be released to the Company as discussed in Paragraph A above, and utilized by it for its business purposes.

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The Investor understands, acknowledges and agrees that:

(a)     This subscription may be accepted or rejected in whole or in part by the Company in its sole discretion and may not be revoked by the Investor (unless as permitted by state law). If a subscription is not accepted, all funds tendered by the Investor will be refunded and returned promptly, without interest or deduction.

(b)     The Shares subscribed for shall not be deemed issued to the Investor until the Company closes on this Subscription.

(c)     No federal or state agency has made any finding or determination as to the adequacy of the information set forth in this Agreement or as to the fairness of this Offering for investment, nor any recommendation or endorsement of the Shares or the Offering.

(d)     The Investor understands and acknowledges that the Shares described in this Agreement are being offered to him at the purchase price indicated in this Agreement.

G. REPRESENTATIONS, WARRANTIES AND COVENANTS

1.	The Investor hereby represents and warrants that:

2.       The Investor's overall commitment to investments that are not readily marketable is not disproportionate to his net worth; the aggregate purchase price indicated herein for the Shares subscribed for does not exceed ten percent (10%) of the Investor's net worth; and his investment in the Shares will not cause such overall commitment to become excessive.

3.       The Investor has the financial ability and an adequate net worth and means of providing for his current needs and possible personal contingencies to sustain a complete loss of his investment in the Company, and he has no need for liquidity in his investment in the Shares.

4.       The Investor has evaluated and understands the risks and terms of investing in the Company and believes that he possesses experience and sophistication as an Investor that are adequate for the evaluation of the merits and risks associated with the Shares.

5.       Prior to subscribing for the Shares, the Investor has carefully read this Circular and Agreement. In evaluating the suitability of an investment in the Company and acquiring the Shares, the Investor has not been furnished with or relied upon any representations or other information (whether oral or written) other than as set forth in this Circular and Agreement or as contained in any documents or written answers to questions furnished to him by the Company.

6.       If this Agreement is executed and delivered on behalf of a partnership, corporation, trust or other entity, the undersigned has been duly authorized to execute and deliver this Subscription Agreement and the signature of the undersigned on this Subscription Agreement is binding upon the partnership, corporation, trust or other entity.

7.	The Investor, (i) if an individual, is a bona-fide resident of the state or province set forth in his residence

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address below or (ii) if a corporation, trust, partnership or other entity, has its principal place of business in the state or province set forth in its address below.

9.       The Investor understands that all of the representations and warranties of the Investor contained in this Agreement, and all information furnished by the Investor to the Company, are true, correct and complete in all respects and are being relied upon by the Company.

10.     The Investor is aware that there is presently no public market for the resale of the Company's Common Stock before the completion of the OTCBB listing.

11.     The Investor is neither a member of, affiliated with or employed by a member of the National Association of Securities Dealers (NASD), nor is he/she employed by or affiliated with a broker-dealer registered with the Securities and Exchange Commission or with any state regulatory authority unless otherwise indicated on Exhibit A to this Agreement.

The Investor understands that (i) the Shares are a speculative investment that involve a substantial risk and the Investor may lose his entire investment and that (ii) this Offering is being made in reliance upon Regulation D promulgated under the Act and/or such other exemptions as may be available to the Company under the Act.

H. REQUIRED DISCLOSURES

FOR RESIDENTS OF ALL U.S. STATES:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE INTO AND FROM CERTAIN STATES AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MIGHT BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM.

FOR RESIDENTS OF FLORIDA:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT IN RELIANCE UPON EXEMPTION PROVISIONS CONTAINED THEREIN. 517.061(11)(A)(5) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT (THE "FLORIDA ACT") PROVIDES THAT ANY

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PURCHASER OF SECURITIES IN FLORIDA WHICH ARE EXEMPTED FROM REGISTRATION UNDER ?517.061(11) OF THE FLORIDA ACT MAY WITHDRAW HIS SUBSCRIPTION AGREEMENT AND RECEIVE A FULL REFUND OF ALL MONIES PAID, WITHIN THREE (3) BUSINESS DAYS AFTER HE TENDERS CONSIDERATION FOR SUCH SECURITIES. THEREFORE, ANY FLORIDA RESIDENT WHO PURCHASES SECURITIES IS ENTITLED TO EXERCISE THE FOREGOING STATUTORY RESCISSION RIGHT WITHIN THREE (3) BUSINESS DAYS AFTER TENDERING CONSIDERATION FOR THE SECURITIES BY TELEPHONE, TELEGRAM, OR LETTER NOTICE TO THE COMPANY. A LETTER SHOULD BE MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE ITS RECEIPT AND TO EVIDENCE THE TIME OF MAILING. ANY ORAL REQUESTS SHOULD BE CONFIRMED IN WRITING.

FOR RESIDENTS OF NEW YORK:

THIS CIRCULAR HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL FOR THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING.

I. MISCELLANEOUS

1.       The Investor understands that the representations, warranties, agreements, undertakings and acknowledgments contained in this Agreement are made by the Investor with the intent that they be relied upon in determining the Investor's suitability as a purchaser of the Shares. In addition, the Investor agrees to notify the Company, in writing, immediately of any change in any representation, warranty or other information that relates to the Investor.

2.       If more than one person is signing this Agreement, each representation, warranty and undertaking shall be a joint and several representation, warranty and undertaking of each such person. If the Investor is a partnership, corporation, trust or other entity, the Investor further represents and warrants that (i) the Investor has enclosed with this Agreement copies of its constituent documents evidencing its formation and current existence and appropriate evidence of the authority of the individual executing this Agreement to act on behalf of the Investor, and (ii) the Investor was not specifically formed to acquire the Shares. If the Investor is a partnership, the Investor further represents that the funds to make this investment were not derived from additional capital contributions of the partners of the partnership.

3.       All pronouns and variations of pronouns contained in this Agreement shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties may require.

4.       This Subscription Agreement shall be irrevocable. This Subscription Agreement and the Investor's investment shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of law.

5.       The Agreement may not be assigned by the Investor and any attempt by the Investor to assign this Agreement shall nullify and void this Agreement. Subject to the preceding sentence, this Subscription Agreement shall be

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binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and permitted assigns of the Investor.

6.       The Agreement contains the final, complete and exclusive Agreement of the parties relative to the subject matter hereof and may not be changed, modified, amended or supplemented except by written instrument signed by both parties.

7.       The parties acknowledge that they have required the present Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, to be drawn in English.

LES PARTIES RECONNAISSENT AVOIR EXIGT LA REDACTION EN ANGLAIS DE LEUR PRESENTE CONVENTION, AINSI QUE TOUS LES DOCUMENTS, AVIS ET PROCTDURES JUDICIAIRES EXTCUTTS, DONNTS OU INTENTTS : LA SUITE DE OU SE RAPPORTANT, DIRECTEMENT OU INDIRECTEMENT LA PRTSENTE CONVENTION.

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SIGNATURE PAGE

Number of Shares Subscribed for: _______________________________________Shares

Total Price: US$_________________________________________________________

Dated: _____________________________________________________________________

______________________________________________________________________________

(Signature of the Investor)

______________________________________________________________________________

(Print EXACT name for which share certificate is to be issued)

The Investor's Residence	_______________________________________

Address (please print or type):	____________________________________

_______________________________________
The Investor's Mailing Address,
if other than Residence Address	_______________________________________

Telephone:	_______________________________________

Email:	_______________________________________

_______________________________________
If Investor is not a natural person,
Please indicate State of formation	_______________________________________
(Please print or type) and furnish
The documentation described in	_______________________________________
Paragraph G.2 (i) of this Agreement
_______________________________________

The Investor's Social Security No.	_______________________________________

or Tax Identification No, or Social

Insurance No.

Accepted by: News of China Inc

By_______________ (print) ____________________ (Signature) Dated: _______________

ALL CHECKS SHOULD BE MADE PAYABLE TO: News of China Inc.

CASH PAYMENT VIA RELAY BY THE COMPANY’S DIRECTORS, OFFICERS OR AUTHORIZED CONTRACTORS SHALL ONLY BE USED WHEN NECESSARY AND WITH DISCRETION.

Mail checks to: News of China Inc. 1855 TALLEYRAND, SUITE 203A, BROSSARD, QUEBEC, CANADA J4W 2Y9.

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EXHIBIT A

News of China Inc.

See Paragraph G.11 of Subscription Agreement

NASD ASSOCIATION OR AFFILIATION

If none, so indicate and sign:	No [__]

If any association or affiliation indicates below, including license(s) held:

________________________________________________________________________________

_____________________________

(Signature of the Investor)

_____________________________

Title, if applicable

Dated ________________________

_________________________

 NASD: National Association of Securities Dealers